UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2007
Patriot Coal Corporation
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-33466 (Commission File Number)	20-5622045 (IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)
Registrant’s telephone number, including area code: (314) 542-2109
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure
On October 12, 2007, Patriot Coal Corporation (the “Company”) began making presentations to the equity investment community in connection with its upcoming spin-off from Peabody Energy Corporation (“Peabody Energy”). A copy of the presentation is included as Exhibit 99.1 hereto.
The information contained in this Item 7.01, including Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.
Item 9.01.     Financial Statements and Other Exhibits
(d) Exhibits
The following exhibits are included as part of this Report on Form 8-K:

Exhibit No.	Description

99.1*	Presentation of the Company dated October 12, 2007.

*	Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 12, 2007

PATRIOT COAL CORPORATION
By:	/s/ Mark N. Schroeder
	Name:	Mark N. Schroeder
	Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Presentation of the Registrant dated October 12, 2007

*	Furnished herewith